THE WARRANTS ISSUABLE PURSUANT TO THIS WARRANT AGREEMENT AND THE SHARES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF ANY STATE (COLLECTIVELY, THE "ACTS"). NEITHER THE WARRANTS NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL OF HOST FUNDING, INC. TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.


                                WARRANT AGREEMENT


         This Warrant Agreement (this "Agreement") is entered into as of the 21st day of December, 1999 by and between Host Funding, Inc., a Maryland corporation (the "Company"), and MacKenzie Patterson, Inc., a California corporation ("MPI").


                                 R E C I T A L S

         A. The Company and MPI have entered into that certain Stock Purchase Agreement (the "Purchase Agreement") dated effective as of December 21, 1999.

         B. Pursuant to the terms and conditions of the Purchase Agreement, the Company has agreed to issue and deliver Warrants (as hereinafter defined) to MPI, representing the right to purchase in the aggregate up to 500,000 shares of the Class A Common Stock, $0.01 par value, of the Company (the "Common Stock"), on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties contained in this Agreement, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                  Terms Defined

         As used in this Agreement, the following terms have the respective meanings set forth in this Article I. All terms used in this Agreement that are not defined in this Article I shall have the meaning set forth elsewhere in this Agreement.

         "Affiliate" means, with respect to any Person, any other Person who controls, is controlled by or is under common control with such Person.

         "Board of Directors" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "Convertible  Securities"  shall have the  meaning set forth in Section
4.2 (b) of this Agreement.

         "Current  Market Price" shall have the meaning set forth in Section 4.1
(b) of this Agreement.

         "Date of Issuance" means December 21, 1999.

         "Election to Exercise" shall have the meaning set forth in Section 2.4 of this Agreement.

         "Exercise Date" shall have the meaning set forth in Section 2.4 of this Agreement.

         "Exercise Price" means $3.00 per share of Common Stock payable by a Warrantholder upon exercise of a Warrant, as such Exercise Price may be adjusted from time to time in accordance with the provisions of Article IV of this Agreement.

         "Expiration Date" means December 21, 2005.

         "Outstanding" when used with reference to Common Stock at any date, means all issued shares of Common Stock at such date, except shares then held in the treasury of the Company.

         "Person" means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, organization, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "Securities Acts" means the Securities Act of 1933 and any applicable state securities or blue sky laws, as they may be amended from time to time, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

         "Warrant" or "Warrants" means the warrant or warrants and any successor or replacement warrant or warrants issued and delivered in accordance with the terms and conditions of this Agreement and initially representing the right to purchase in the aggregate up to 500,000 shares of Common Stock.

         "Warrant Certificate" or "Warrant Certificates" shall have the meaning set forth in Section 2.2 of this Agreement.

         "Warrantholder" means any Person in whose name a Warrant Certificate shall be registered in the Warrant Register.

         "Warrant Certificate" or "Warrant Certificates" shall have the meanings set forth in Section 2.1 of this Agreement.

         "Warrant Office" shall have the meaning set forth in Section 3.1 of this Agreement.

         "Warrant Register" shall have the meaning set forth in Section 3.1 of this Agreement.

         "Warrant Shares" means the shares of Common Stock purchased or purchasable by a Warrantholder or the permitted assignees of a Warrantholder upon exercise of a Warrant pursuant to Article II of this Agreement.

                                   ARTICLE II

                        Issuance and Exercise of Warrants


         2.1 Grant of Warrants. Subject to the terms and conditions of this Agreement, the Company hereby grants to MPI, warrants to purchase 500,000 shares of Common Stock of the Company.

         2.2 Form of Warrant Certificates. The Warrants shall be evidenced by certificates in the form of Exhibit A attached to this Agreement (the "Warrant Certificates" or individually, a "Warrant Certificate"). Each Warrant Certificate shall evidence the right, subject to the provisions of this Agreement and the Warrant Certificate, to purchase the number of shares of Common Stock set forth therein, adjusted as provided in Article IV of this Agreement, upon payment of the Exercise Price.

         2.3 Term. Subject to the limitations and requirements contained in this Agreement, a Warrant may be exercised as a whole at any time or in part from time to time commencing on the Date of Issuance and terminating at 5:00 p. m., PDT San Francisco, California time, on the Expiration Date. Any Warrant not exercised prior to the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease.

         2.4 Method of Exercise. To exercise a Warrant, the Warrantholder shall deliver to the Company, at the Warrant Office (a) the Election to Exercise form (the "Election to Exercise") attached to the Warrant Certificate duly completed and signed, (b) payment in full of the Exercise Price (in the manner described in Section 2.6 below) for all Warrant Shares purchased pursuant to the Election to Exercise, and (c) the Warrant Certificate. A Warrant shall be deemed to be exercised on the date of receipt by the Company of the Election to Exercise, accompanied by payment for the Warrant Shares and surrender of the Warrant Certificate, and such date is referred to herein as the "Exercise Date." Upon such exercise, the Company shall issue and deliver (or shall cause the transfer agent of the Common Stock to issue and deliver) to the Warrantholder a certificate for the full number of the Warrant Shares purchased by the Warrantholder, against the receipt by the Company of the Warrant Certificate and the payment of the total Exercise Price for all such Warrant Shares. Upon any partial exercise of a Warrant, the Company shall forthwith issue and deliver to or upon the order of the exercising Warrantholder a new Warrant Certificate, in the name of the exercising Warrantholder, or as such Warrantholder may request, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal to the number of such shares called for on the face of the original Warrant Certificate minus the number of such shares designated by the Warrantholder in the Election to Exercise. The Company will cancel all Warrants and related Warrant Certificates surrendered for exercise pursuant to this
Section 2.4. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date. Each certificate representing the Warrant Shares shall upon issuance bear the Company's standard restrictive legend.

         2.5 Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of a Warrant, but in lieu of such fractional share, the Company shall make a cash payment therefor equal to the Exercise Price then in effect multiplied by such fractional share.

         2.6 Payment of Exercise Price. Upon exercise of a Warrant, the Exercise Price shall be payable by the Warrantholder to the Company by (i) a certified or cashier's check, or (ii) a wire transfer of immediately available funds, or
(iii) the surrender to the Company by the Warrantholder of unexercised Warrants, or (iv) any combination of the foregoing, in an amount equal to the Exercise Price then in effect multiplied by the number of Warrant Shares with respect to which a Warrant is then being exercised. For purposes of paying the aggregate Exercise Price, each unexercised Warrant surrendered to the Company shall be valued at the difference between the Current Market Price on the date of surrender thereof and the Exercise Price then in effect. Upon such surrender of an unexercised Warrant, the Company shall immediately cancel such Warrant on the Warrant Register and all rights with respect to such surrendered Warrant shall immediately cease. If a Warrantholder surrenders unexercised Warrants valued in an amount in excess of the aggregate Exercise Price, only the amount of the unexercised Warrants so surrendered which is not in excess of the aggregate Exercise Price shall be applied to the payment thereof and the balance of such Warrant shall be returned to the Warrantholder.

         2.7 Costs. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Warrants or the Warrant Shares; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for Warrant Shares in a name other than that of the Warrantholder.

                                   ARTICLE III

                            Warrant Office; Transfer

         3.1 Warrant Office. The Company shall maintain an office for certain purposes specified in this Agreement (the "Warrant Office"), which office shall initially be 1040 School Street, Moraga, California 84556 Attention: Glen Fuller, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock of the Company as to which written notice has previously been given to the Warrantholders. The Company shall maintain, at the Warrant Office, appropriate books for the registration and transfer of the Warrant Certificates (the "Warrant Register").

         3.2 Ownership of Warrants. The Company may deem and treat the Person in whose name a Warrant Certificate is registered in the Warrant Register as the record holder and owner of a Warrant for all purposes, until due presentation of the Warrant Certificate for registration of transfer as provided in this Article III.

         3.3 Restrictions on Exercise and Transfer of Warrants. Subject to the restrictions on transfer of Warrants in this Section 3.3, the Company, from time to time, shall register the transfer of a Warrant in the Warrant Register upon surrender of the related Warrant Certificate at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be canceled by the Company. The Company shall pay all expenses, taxes (other than transfer or income taxes incurred by the Warrantholder or the transferee) and other charges payable in connection with the transfer of Warrants pursuant to this Section 3.3.

                  (a) Restrictions in General. Each Warrantholder, by acceptance of a Warrant Certificate, represents and warrants that such Warrantholder is acquiring the Warrants and any related Warrant Shares for its own account and for the purpose of investment and not with a view to the sale or distribution thereof, except for sales pursuant to an effective registration statement or pursuant to an exemption from registration under the Securities Acts; provided, the Company acknowledges that MPI may transfer Warrants to its Affiliates, if, and only if, such transfer or transfers do not disqualify the Company from the exempt offering provisions of Regulation D under the Securities Act of 1933 relating to the issuance of Warrants to MPI by the Company.

                  (b) Opinion of Counsel. Each Warrantholder, by acceptance of a Warrant Certificate, covenants and agrees that such Warrantholder will not sell or otherwise dispose of any Warrants or related Warrant Shares in the absence of (i) an effective registration statement under the Securities Acts or (ii) an opinion acceptable in form and substance to the Company from counsel reasonably acceptable to the Company, or an opinion of counsel to the Company, to the effect that no registration of the Warrants or related Warrant Shares is required under the Securities Acts.

                  (c) Termination of Restrictions. If, in the opinion of counsel to the Warrantholder, a copy of which shall be furnished and reasonably acceptable to the Company, a Warrant may be freely transferred pursuant to the provisions of the Securities Acts, the restrictions set forth in this Section 3.3 shall terminate and, upon request by the Warrantholder, the Company shall cause the restrictive legends on the Warrant Certificate to be removed.

                                   ARTICLE IV

                              Adjustment Provisions

         4.1      Adjustment of Exercise Price and Number of Warrant Shares.

                  (a) The Exercise Price shall be subject to adjustment from time to time as provided in this Article IV. Upon each adjustment of the Exercise Price, the Warrantholder shall thereafter be entitled to purchase, upon exercise of a Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole shares pursuant to Section 4.5) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant to this Agreement immediately prior to such adjustment and dividing the resulting product by the Exercise Price resulting from such adjustment.

                  (b) For purposes of making adjustments to the Exercise Price pursuant to this Article IV, the "Current Market Price" shall be determined as of the date of the issuance or sale giving rise to the adjustment and shall be equal to the last reported sale price with respect to shares of Common Stock as reported on the principal exchange on which the Common Stock is then traded on such date. If there are no reported transactions on such exchange or on such date, the "Current Market Price" shall be the average of the highest current independent bid and lowest current independent offer for the Common Stock on such date.

         4.2 Stock Dividends. If the Company shall declare a dividend or any other distribution upon any capital stock which is payable in shares of Common Stock, the Exercise Price shall be reduced to the quotient obtained by dividing
(i) the number of shares of Common Stock and Common Stock equivalents outstanding immediately prior to such declaration multiplied by the then effective Exercise Price by (ii) the total number of shares of Common Stock and Common Stock equivalents outstanding immediately after such declaration, and the number of shares of Common Stock issuable upon exercise of the Warrants shall be adjusted as provided in Section 4.3. All shares of Common Stock and all securities convertible into or exchangeable for Common Stock ("Convertible Securities") issuable in payment of any dividend or other distribution upon the capital stock of the Company shall be deemed to have been issued or sold without consideration.

         4.3 Stock Splits and Reverse Stock Splits. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare a stock dividend, the Exercise Price shall be proportionately reduced as provided in Section 4.2 and the number of Warrant Shares issuable upon exercise of each Warrant shall be proportionately increased by multiplying the number of shares of Common Stock then issuable upon exercise of a Warrant by a number determined by dividing (i) the total number of shares of Common Stock and Common Stock equivalents outstanding immediately after such stock split or stock dividend by (ii) the total number of shares of Common Stock and Common Stock equivalents outstanding immediately prior to such stock split or stock dividend. If the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares issuable upon exercise of each Warrant shall be proportionately decreased.

         4.4 Reorganizations and Asset Sales. Notwithstanding anything herein to the contrary, if any capital reorganization or reclassification of the Company, or any consolidation or merger of the Company with another Person, or the sale of all or substantially all of the assets of the Company shall be effected in such a way that the holders of the shares of Common Stock shall be entitled to receive securities or assets with respect to or in exchange for shares of Common Stock, adequate provision shall be made, prior to and as a condition of such reorganization, reclassification, consolidation, merger or sale, whereby each Warrantholder shall have the right to receive, upon the terms and conditions specified herein and in lieu of the Warrant Shares otherwise issuable upon the exercise of such Warrants, such securities or assets as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock issuable upon exercise of the Warrants, immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such case, appropriate provision shall be made with respect to the rights and interests of each Warrantholder so that the provisions of this Agreement shall be applicable with respect to any securities or assets thereafter deliverable upon exercise of the Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the surviving or successor Person resulting from such consolidation or merger or the purchaser of such assets shall assume by written instrument delivered to each Warrantholder the obligation to deliver to such Warrantholder such securities or assets as such Warrantholder may be entitled to receive.

         4.5 Rounding of Calculations; Minimum Adjustment. All calculations under this Article IV, shall be made to the nearest cent or to the nearest whole share (as provided in Section 2.4), as the case may be.

         4.6 Statement Regarding Adjustments. Whenever the Exercise Price shall be adjusted as provided in this Article IV, the Company shall promptly file at the Warrant Office a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares of Common Stock issuable upon exercise of a Warrant after giving effect to such adjustment, and the Company shall also cause a copy of such statement to be delivered to the Warrantholders. Each such statement shall be signed by the Company's president or chief financial officer.

         4.7 Notice to Warrantholders. In the event the Company shall propose to take any action of the type described in Sections 4.2, 4.3 or 4.4, the Company shall give notice to the Warrantholders, in the manner set forth in Section 6.6, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of a Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten
(10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action.

         4.8 Minimum Adjustment. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made if such adjustment results in a change in the Exercise Price then in effect of less than one percent (1%) and any adjustment of less than one percent (1%) of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, together with the adjustment or adjustments so carried forward, equals one percent (1%) or more; provided, however, that upon the exercise of a Warrant, the Company shall have made all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the date upon which a Warrant is exercised.

         4.9 Statements on Warrants. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article IV, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may make changes in the form of Warrant Certificate that it deems necessary and that does not affect the substance thereof or the rights of the holders of the Warrant Certificates; and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, shall be in the form as so changed.

                                    ARTICLE V

                            Covenants of the Company

         5.1 Dilution or Impairments. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement. Without limiting the generality of the foregoing, the Company shall at all times reserve and keep available, so long as this Agreement remains in effect, free from preemptive rights, the number of shares of Common Stock equal to the number of Warrant Shares to be issued upon the exercise of all Warrants issued and outstanding.

         5.2 Registration of Warrant Shares. The company will register the Warrant Shares in accordance with the terms and conditions of the Registration Rights Agreement between the Company and MPI of even date with this Agreement.

                                   ARTICLE VI

                                  Miscellaneous

         6.1 Entire Agreement. This Agreement and the Warrant Certificate contain the entire Agreement between the Warrantholder and the Company with respect to the Warrants and the Warrant Shares and supersedes all prior agreements or understandings with respect thereto.

         6.2 Governing Law. This Agreement shall be interpreted, construed and governed by the laws of the State of Maryland.

         6.3 Waiver and Amendment. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Agreement may be amended or supplemented at any time by Agreement of the holders of all Warrants and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Agreement must be in writing. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder, and a waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

         6.4 Severability. Any provision contained in this Agreement which is prohibited or unenforceable by law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions contained in this Agreement.

         6.5 Copy of Warrant. A copy of this Agreement shall be filed among the records of the Company and shall be available at all reasonable times for inspection by any Warrantholder at the principal office of the Company.

         6.6 Notices. Any notices or communications under this Agreement shall be given by any of the following means: (i) registered, certified or first class mail, (ii) hand delivery or (iii) telex, telecopy or facsimile transmission. Such notice or communication shall be sent to the respective parties at the addresses listed below. Except as expressly provided herein, notice shall be deemed to have been given when sent to or refused by the party to whom notice is being given. Notice given by first class mail shall be deemed received on the third business day following the date on which it is mailed. Communication by telex, telecopy or facsimile shall be confirmed by posting a copy of the same by registered, certified or first class mail in an envelope properly addressed to the respective parties at the address listed below:

         If to the Company:              Host Funding, Inc.
                                         1040 School Street
                                         Moraga, California 84556
                                         Telecopy No. 925/376-7983
                                         Attn:    Glen Fuller

         If to a Warrantholder:         At the last address of the Warrantholder
                                        appearing on the Warrant Register

Any party may, by written notice to the others, change the representative or the address to which such notices and communications are to be sent.

         6.7 Limitation of Liability; Not Shareholders. No provision of this Agreement shall be construed as conferring upon a Warrantholder the right to vote, consent, receive dividends or receive notices in respect of meetings of shareholders, or any other matter whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Warrantholder, shall give rise to any liability of such Warrantholder for the purchase price of any shares of Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         6.8 Exchange of Warrant Certificates. Subject to Section 3.3 of this Agreement, upon surrender for exchange of a Warrant Certificate to the Company, the Company at its expense will promptly issue and deliver to or upon the order of a Warrantholder, a new Warrant Certificate of like tenor, in the name of such Warrant holder or as such Warrantholder may direct, calling in the aggregate for the purchase of the number of shares of the Common Stock to be issued upon the exercise of the Warrant Certificate so surrendered. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrant Certificates pursuant to this Section 6.8.

         6.9 Replacement of Warrant Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of a Warrant Certificates, and in the case of any such loss, theft or destruction upon delivery of an Agreement of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of a Warrant Certificate, the Company will make and deliver a new Warrant Certificate of like tenor, in the name of the
Warrantholder, in lieu of such lost, stolen, destroyed or mutilated Warrant Certificate. A Warrant Certificate shall be promptly cancelled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrant Certificate pursuant to this Section 6.9.

         6.10 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Agreement and shall not affect the interpretation thereof.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

HOST FUNDING, INC.


By: /s/ Michael S. McNulty, President
         Michael S. McNulty, President


MACKENZIE PATTERSON, INC.


By: /s/ C.E. Patterson
Name:  C.E. Patterson
Title: President

                                    EXHIBIT A
                          [FORM OF WARRANT CERTIFICATE]

NO. -------------                                            ---------- Warrants


                                    WARRANTS

                  TO PURCHASE SHARES OF CLASS A COMMON STOCK OF

                               HOST FUNDING, INC.

         Host Funding, Inc., a Maryland corporation (the "Company"), for value received, hereby certifies that

         ----------------------------------------------------------

         or registered assigns, is the owner of the number of Warrants, set forth above, each of which represents the right, subject to the terms and conditions hereof and of the Warrant Agreement between the Company and MacKenzie Patterson, Inc., dated effective as of December __, 1999 (the "Warrant Agreement"), to purchase from the Company at any time, or from time to time, from the date of original issuance of the Warrants to December __, 2005 (or, if such date is not a Business Day (as defined below), the first following Business
Day) (the "Exercise Period"), the number of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock) described in the Warrant Agreement (each share of Common Stock issuable upon exercise of a Warrant is referred to as a "Warrant Share"). Subject to the terms and conditions of the Warrant Agreement, the price per Warrant Share, with respect to the Warrants represented by this Warrant Certificate shall be $3.00 per share, adjusted as provided in Article IV of the Warrant Agreement (the "Exercise Price"), payable in full as to each Warrant exercised at the time of purchase. The term "Business Day" as used herein means any day, other than a Saturday or Sunday, that is not a day in which banking institutions in San Francisco, California are authorized by law, regulations or executive order to close.

         The Warrants may be exercised in whole or in part at any time or from time to time during the Exercise Period. Any Warrants not exercised during the Exercise Period shall become void, and all rights hereunder and all rights in respect hereof and under the Warrant Agreement shall cease at the end of the Exercise Period.

         Each exercise of Warrants shall be made, and shall be deemed effective for the purpose of determining the date of exercise, only upon surrender hereof to the Company at the Warrant Office maintained by the Company pursuant to the Warrant Agreement, with the form of Election to Exercise attached to this

Warrant Certificate duly completed and signed, and upon payment in full to the Company of the Exercise Price by (i) certified or cashier's check, (ii) a wire transfer of immediately available funds, (iii) the surrender to the Company by the Warrantholder of unexercised Warrants, or (iv) any combination of the foregoing, all as provided in the Warrant Agreement and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement. All shares of Common Stock issued upon exercise of the Warrants will be validly issued, fully paid and nonassessable shares of Common Stock.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement and is subject to the terms and provisions of the Warrant Agreement, which terms and provisions are hereby incorporated by reference herein and made a part hereof. The Warrant Agreement is available for inspection by the registered holder at the principal office of the Company.

         The Company shall not be required upon the exercise of the Warrants represented hereby to issue fractions of Warrant Shares or to distribute share certificates that evidence fractional Warrant Shares. The holder of this Warrant Certificate expressly waives its right to receive any fraction of a Warrant Share or a share certificate representing a fraction of a Warrant Share. Fractional Warrant Shares that otherwise would be issuable in respect of such exercise shall be paid in cash as provided in the Warrant Agreement, and the number of Warrant Shares issuable shall be rounded down to the next nearest whole number. If the Warrants represented hereby are not exercised in full, the Company will issue to an exercising holder a new Warrant Certificate representing the Warrants not exercised.

         This Warrant Certificate may be exchanged either separately or in combination with other Warrant Certificates at the principal office of the Company for new Warrant Certificates representing the same aggregate number of Warrants as were evidenced by the Warrant Certificate or Warrant Certificates exchanged, upon surrender of this Warrant Certificate and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

         The  Warrants   represented   by  this  Warrant   Certificate   may  be
transferred, in whole or in part (subject to restrictions set forth in the Warrant Agreement), at the principal office of the Company by the registered holder hereof in person or by his attorney duly authorized in writing, upon surrender of this Warrant Certificate and compliance with and subject to the conditions set forth herein and in the Warrant Agreement. Upon any such transfer, a new Warrant Certificate or new Warrant Certificates, representing in the aggregate the number of Warrants represented by this Warrant Certificate, will be issued to the transferee. The holder of this Warrant Certificate, by accepting this Warrant Certificate, consents and agrees with the Company and with every transferee of Warrants represented by this Warrant Certificate that until due presentation for the registration of transfer of this Warrant Certificate on the Warrant Register maintained by the Company, the Company may deem and treat the person or entity in whose name this Warrant Certificate is registered as the lawful owner for all purposes whatsoever.

         Nothing   contained  in  the  Warrant  Agreement  or  in  this  Warrant
Certificate shall be construed as conferring on the holder of any Warrants or his transferee any rights whatsoever as a shareholder of the Company.

         The Warrant Agreement and this Warrant Certificate shall be deemed a contract made under the laws of the State of Maryland and for all purposes shall be construed in accordance with the laws of the State of Maryland without giving effect to the principles of conflicts of law thereof.

         THE WARRANTS REPRESENTED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS ARE SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT, DATED DECEMBER ____, 1999 BETWEEN HOST FUNDING, INC. AND MACKENZIE PATTERSON, INC. NO TRANSFER IN VIOLATION OF SAID AGREEMENT SHALL BE EFFECTIVE. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR AN APPLICABLE EXEMPTION UNDER THE ACT. THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS REPRESENTED HEREBY MAY NOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated:
HOST FUNDING, INC.

(CORPORATE SEAL)
                                             By:
                                             Name:
                                             Its:


                                             By:
                                             Name:
                                             Its:

                              ELECTION TO EXERCISE

                    (To be executed upon exercise of Warrant)

TO HOST FUNDING, INC.:

         The undersigned hereby elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the amount of $ .

         Please issue a certificate or certificates for such shares of Common Stock in the name of:

SOCIAL SECURITY OR OTHER                Name:
IDENTIFYING NUMBER OF
SHAREHOLDER


                                        Address:

                                        Signature:


                                        Note:  The  above signature   should
                                               correspond exactly with the name
                                               on the  face  of  the Warrant
                                               Certificate or with  the  name of
                                               assignee appearing is the
                                               assignment form below.

Dated:

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificate)

     For value received, ------------ hereby sells, assigns and transfer unto ------------ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ----------- attorney in fact, to transfer said Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:


                                    -------------------------------
                                   Note: The above signature should
                                   correspond exactly with the name
                                   on the face of the Warrant Certificate

SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF
ASSIGNEE